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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 4, 2002

                            GROUP LONG DISTANCE, INC.
                 (Name of Small Business Issuer in Its Charter)


          FLORIDA                                        65-0213198
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization

                                 9500 TOLEDO WAY
                             IRVINE, CA 92618- 1806
                    (Address of Principal Executive Offices)


                                 (949) 588-5100
                (Issuer's Telephone Number, Including Area Code)


                     400 E. ATLANTIC BOULEVARD, FIRST FLOOR
                             POMPANO BEACH, FL 33060
                 (Former Address of Principal Executive Offices)


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ITEM 5. OTHER EVENTS

On February 4, 2002, Mr. Edward Harwood resigned as a director of Group Long Distance, Inc., effective as of such date.







SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             GROUP LONG DISTANCE, INC.
                                   (Registrant)

February 13, 2002            By:               /s/ GLENN S. KOACH
                                 -----------------------------------------------
                                                 Glenn S. Koach,
                                 DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER